EXHIBIT 99.1

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2004-AR8

                               Marketing Materials

                           $747,100,000 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet     Date Prepared: June 15, 2004

            WaMu Mortgage Pass-Through Certificates, Series 2004-AR8
             $747,100,000 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

============ ==================== ================== ===================== ============== ==================== ========================

                  Principal            WAL (Yrs)           Pmt Window
                   Amount                 To                 (Mths)          Interest                             Expected Ratings
 Class (1)       (Approx.)          Call/Mat (2)       To Call/Mat (2)       Rate Type       Tranche Type           [Moody's/S&P]
 ---------       ----------         -------------      ---------------       ---------       ------------           -------------
     A              $714,420,000      2.98/3.12          1-116/1-479       Variable (3)         Senior                 Aaa/AAA
    B1               $18,240,000      5.38/5.71          1-116/1-479       Variable (5)       Subordinate              Aa2/AA
    B2                $8,740,000      5.38/5.71          1-116/1-479       Variable (5)       Subordinate               A2/A
    B3                $5,700,000      5.38/5.71          1-116/1-479       Variable (5)       Subordinate             Baa2/BBB
------------ -------------------- ------------------------------------------------------- -------------------- ------------------------
     R                      $100                                                            Senior/Residual            Aaa/AAA
                                                    Information Not Provided Hereby
   X (4)                Notional                                                               Senior IO               Aaa/AAA
------------ -------------------- ------------------------------------------------------- -------------------- ------------------------
    B4                $5,320,000                                                              Subordinate              Ba2/BB
                                                    Privately Offered Certificates
    B5                $4,560,000                                                              Subordinate               NR/B
    B6                $3,041,716                                                              Subordinate               NR/NR
============ ==================== ======================================================= ==================== ========================
  Total:            $760,021,816

(1)  Distributions on the Class A, Class X and Subordinate Certificates will be derived primarily from a pool of adjustable-rate mortgage loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2)  WAL and Payment Window for the Class A, Class B-1, Class B-2 and Class B-3
     Certificates are shown to the Option Call Date (as described herein) and to
     Maturity.
(3)  On each Distribution Date, the Certificate Interest Rate for the Class A
     Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call
     Date), (ii) the Net WAC Cap (as defined herein) and (iii) [10.50%].
(4)  The Class X Certificates will consist of one interest only component and one principal only component. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage
     Loans. It will accrue interest on its notional balance on each Distribution
     Date at a Certificate Interest Rate equal to the excess of the (i) weighted average Net Mortgage Rate of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class X Certificates), multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (excluding the principal balance of the principal only component of the Class X
     Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage
     Loans as of the first day of the month prior to such Distribution Date. The principal only component of the Class X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the related principal only component of the Class X
     Certificates, as described herein.
(5)  For each Distribution Date, the Certificate Interest Rate for the Class
     B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and
     (ii) the related Net WAC Cap.

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Depositor and  Master Servicer:
Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:
Washington Mutual Bank, FA ("WMBFA").

Co-Lead Managers:
Greenwich Capital Markets, Inc. and WaMu Capital Corp.

Co-Manager:
Bear, Stearns & Co. Inc.

Trustee:
Deutsche Bank National Trust Company.

Rating Agencies:
Moody's and S&P will rate the Certificates, except the Class B-5 and B-6
Certificates. The Class B-5 Certificates will be rated by Standard & Poor's only. The Class B-6 Certificates will not be rated. It is expected that the
Certificates will be assigned the credit ratings on page 2 of this Preliminary
Term Sheet.

Cut-off Date:
June 1, 2004.

Expected Pricing Date:
On or about June [17], 2004.

Closing Date:
On or about June 25, 2004.

Distribution Date:
The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2004.

Servicing Fee:
[0.375]% per annum of the principal balance of each Mortgage Loans.

Master Servicing Fee:
[0.050]% per annum of the principal balance of each Mortgage Loans.

Certificates:
The "Senior Certificates" will consist of the Class A, the Class X Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the
Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
Certificates. The Senior Certificates and the Subordinate Certificates are
collectively referred to herein as the "Certificates." The Class A and the
Subordinate Certificates are collectively referred to herein as the "LIBOR
Certificates." The Class A, Class B-1, Class B-2 and Class B-3 Certificates (the
"Offered Certificates") are being offered publicly.

Accrued Interest:
The price to be paid by investors for the Class A, Class B-1, Class B-2 and
Class B-3 Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class X Certificates will include [24]
days of accrued interest.
                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period: The interest accrual period for the Class A, Class B-1,
Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution
Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class X Certificates will be on the calendar month prior to such
Distribution Date (on a 30/360 basis).

Registration:
The Offered Certificates will be made available in book-entry form through DTC.
It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:
It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:
The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:
The Class A and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3
Certificates will not constitute "mortgage related securities" for purposes of
SMMEA.

Optional Termination:
The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage
Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment Speed:
The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:
As of June 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[760,021,817] (the "Mortgage Loans"). The
Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.
All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly
(after the initial fixed rate period of generally [1 or 3] months) based upon an
Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA").
After the initial fixed interest rate period, the interest rate for each
Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin. As of the Cut-off Date, none of the Mortgage Loans were still in their [one-month or three-month] fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization
Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred
Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:
Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
Class B-6 Certificates, initially [6.00]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
Certificates, initially [3.60]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates,
initially [2.45]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially
[1.70]% total subordination.

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:
Until the first Distribution Date occurring after [June 2014], the Subordinate
Certificates will be locked out from receipt of unscheduled principal (net of
Deferred Interest) (unless the Class A and Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                      Unscheduled Principal Payments (%)
--------                                      ----------------------------------
July 2004 - June 2014                            0% Pro Rata Share
July 2014 - June 2015                           30% Pro Rata Share
July 2015 - June 2016                           40% Pro Rata Share
July 2016 - June 2017                           60% Pro Rata Share
July 2017 - June 2018                           80% Pro Rata Share
July 2018 and after                            100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the
Subordinate Certificates doubles (from the initial credit enhancement)
unscheduled principal payments (net of Deferred Interest) will be paid to the
Class A Certificates, Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled
(subject to the performance triggers described in the prospectus supplement),
(i) prior to the Distribution Date in [July 2007], the Subordinate Certificates
will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in
[July 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

         In the event the current senior percentage (aggregate principal balance of the Class A and Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage
(aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off
Date), the Class A and Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:
The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:
The "Net WAC Cap" for the Class A and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans.
                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Carryover Shortfall Amount:
If on any Distribution Date, the one month LIBOR plus the related margin for the
LIBOR Certificates is greater than or equal to the Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the one month LIBOR plus the related margin for such
Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the "Carryover Shortfall Amount").
The Carryover Shortfall Amount for the Class A Certificates will be paid first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates
(after the reduction due to Net Deferred Interest allocable to the Class X
Certificates).

Adjusted Cap Rate:
The "Adjusted Cap Rate" for any Distribution Date and any class of LIBOR
Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the
Mortgage Loans on the basis of the weighted average Net Mortgage Rate, less Net
Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the Mortgage Loans prior to such distribution date. The
Adjusted Cap Rate for any Distribution Date and the Class X Certificates shall equal the certificate interest rate for the Class X Certificates, computed for this purpose by substituting for clause (i) in the calculation thereof in note
(4) to the table on page 2 of this termsheet with the Adjusted Cap Rate as defined with respect to the LIBOR Certificates.

Deferred Interest:
The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage
Loan. Such excess is deferred and added to the unpaid principal balance of such
Mortgage Loan ("Deferred Interest").

Net Deferred Interest:
The "Net Deferred Interest" is the greater of (a) the excess of Deferred
Interest over unscheduled principal payments and (b) zero. The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such
Certificate(s) will be added to the principal balance of the related
Certificate(s) as described below.

         For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted
Cap Rate for such class and Distribution Date.

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement:
On the Closing Date, the Trustee will enter into a "Yield Maintenance
Agreement", or "YMA", with a counterparty (the "Counterparty") for the benefit of each of the Class A Certificates. The notional balance of the Yield
Maintenance Agreements and the strike rates are in the tables below. The notional balance of the YMA for the Class A Certificates is subject to a maximum equal to the principal balance of the Class A Certificates. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.50]%. The Yield Maintenance
Agreement will terminate after the Distribution Date in [May 2015]. Any payments received from the Yield Maintenance Agreement will be used to pay Carryover
Shortfall Amounts on the Class A Certificates.

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

    -------------------------------------------------------------------------------------------------------------------------------------------
                                         Yield Maintenance Agreement Schedule and Strke Rates for Class A Certificates

    -------------------------------------------------------------------------------------------------------------------------------------------
      Period       Notional    Cap                  Notional     Cap                   Notional    Cap                   Notional    Cap
                   Bal         Strike                 Bal        Strike                 Bal        Strike                Bal         Strike
                    (S)           (%)     Period       ($)          (%)     Period       (S)        (%)        Period    ($)            (%)
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
         1       714,420,000    3.38442     36     325,283,297    9.53966     71     150,095,914    9.53957     106     62,719,007    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
         2       695,390,030    9.53962     37     318,227,335    9.53966     72     146,420,819    9.53957     107     61,164,287    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
         3       680,478,076    9.53962     38     311,683,574    9.53966     73     142,834,643    9.53957     108     59,647,471    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
         4       665,878,239    9.53962     39     305,279,329    9.53966     74     139,335,253    9.53957     109     58,167,644    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
         5       651,583,766    9.53962     40     299,011,536    9.53966     75     135,920,562    9.53957     110     56,723,914    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
         6       637,588,053    9.53963     41     292,877,201    9.53966     76     132,588,538    9.53957     111     55,315,410    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
         7       623,884,646    9.53963     42     286,873,395    9.53967     77     129,337,193    9.53957     112     53,941,280    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
         8       610,467,230    9.53963     43     280,997,258    9.53967     78     126,164,590    9.53957     113     52,600,696    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
         9       597,329,633    9.53963     44     275,245,991    9.53967     79     123,068,836    9.53957     114     51,292,846    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        10       584,464,873    9.53963     45     269,616,860    9.53967     80     120,048,084    9.53956     115     50,016,940    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        11       571,868,030    9.53963     46     264,106,758    9.53967     81     117,100,533    9.53956     116     48,772,207    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        12       559,529,283    9.53963     47     258,713,521    9.53967     82     114,224,421    9.53956     117     47,557,893    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        13       547,420,970    9.53963     48     253,432,733    9.53967     83     111,418,032    9.53956     118     46,373,263    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        14       535,401,129    9.53963     49     248,251,777    9.53967     84     108,679,690    9.53956     119     45,217,600    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        15       523,634,448    9.53963     50     243,105,493    9.53967     85     106,007,757    9.53956     120     44,090,203    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        16       512,115,420    9.53964     51     238,065,039    9.53966     86     103,400,637    9.53956     121     42,990,389    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        17       500,838,663    9.53964     52     233,132,790    9.53965     87     100,856,771    9.53956     122     41,917,491    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        18       489,798,916    9.53964     53     228,306,358    9.53964     88      98,374,637    9.53956     123     40,870,858    9.53955
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        19       478,991,032    9.53964     54     223,583,408    9.53963     89      95,952,750    9.53956     124     39,849,854    9.53954
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        20       468,409,983    9.53964     55     218,961,657    9.53962     90      93,589,660    9.53956     125     38,853,859    9.53954
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        21       458,050,848    9.53964     56     214,438,876    9.53960     91      91,283,952    9.53956     126     37,882,269    9.53954
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        22       447,908,057    9.53964     57     210,008,388    9.53959     92      89,034,245    9.53956     127     36,934,491    9.53954
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        23       437,977,700    9.53964     58     205,640,288    9.53958     93      86,839,190    9.53956     128     36,009,950    9.53954
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        24       428,251,913    9.53964     59     201,351,370    9.53957     94      84,697,473    9.53956     129     35,108,084    9.53954
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        25       418,708,449    9.53964     60     197,056,399    9.53957     95      82,607,808    9.53956     130     34,228,342    9.53954
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        26       409,232,906    9.53965     61     192,246,340    9.53957     96      80,568,942    9.53956     131     33,370,189    9.53954
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        27       399,958,115    9.53965     62     187,552,437    9.53957     97      78,579,651    9.53956
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        28       390,879,690    9.53965     63     182,971,906    9.53957     98      76,638,742    9.53956
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        29       381,993,343    9.53965     64     178,502,025    9.53957     99      74,745,048    9.53956
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        30       373,294,882    9.53965     65     174,140,142    9.53957     100     72,897,432    9.53956
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        31       364,780,209    9.53965     66     169,883,663    9.53957     101     71,094,783    9.53956
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        32       356,445,317    9.53965     67     165,730,061    9.53957     102     69,336,018    9.53956
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        33       348,286,289    9.53966     68     161,676,867    9.53957     103     67,620,078    9.53956
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        34       340,298,680    9.53966     69     157,721,669    9.53957     104     65,945,930    9.53956
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------
        35       332,479,384    9.53966     70     153,862,117    9.53957     105     64,312,568    9.53956
    ------------ ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- ------------- ----------

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Allocation of Realized Losses:
Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class A and Class X
Certificates, pro rata according to the class principal balance thereof, until the class principal balance has been reduced to zero.

Excess  losses  (bankruptcy,  special  hazard and fraud  losses in excess of the
amounts   established  by  the  rating   agencies)  will  be  allocated  to  the
Certificates on a pro rata basis.

Certificates Priority of Distributions:

Available  funds from the Mortgage  Loans will be  distributed  in the following order of priority:

1) Senior Certificates,  accrued and unpaid interest, at the related Certificate
Interest Rate, from the Mortgage  Loans,  provided,  however,  that any interest otherwise  distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover  Shortfall  Amount below (after giving effect to any Net  Deferred  Interest  amount  allocated  to the  interest  only component of the Class X Certificates);

2) Class R Certificates,  Class A Certificates  and the principal only component of the Class X Certificates,  sequentially,  from the Mortgage Loans,  until the principal  balance of such Class (or the principal only component in the case of the Class X Certificates) has been reduced to zero;

3) Class A Certificates,  to pay the Carryover  Shortfall Amount,  (after giving effect to payments  received  under the YMA),  if any, to the extent of interest distributable to the Class X Certificates;

4) Class  B-1  Certificates,  accrued  and  unpaid  interest  at the  Class  B-1
Certificate Interest Rate;

5) Class B-1 Certificates, principal allocable to such Class;

6) Class  B-2  Certificates,  accrued  and  unpaid  interest  at the  Class  B-2
Certificate Interest Rate;

7) Class B-2 Certificates, principal allocable to such Class;

8) Class  B-3  Certificates,  accrued  and  unpaid  interest  at the  Class  B-3
Certificate Interest Rate;

9) Class B-3 Certificates, principal allocable to such Class;

10)  Class  B-4,  Class B-5 and Class B-6  Certificates,  in  sequential  order, accrued and unpaid interest at the related  Certificate  Interest Rate and their respective share of principal allocable to such Classes;

11)  Subordinate  Certificates  in order of seniority,  the Carryover  Shortfall
Amount for such class,  to the extent of interest  distributable  to the Class X
Certificates remaining after distributions pursuant to 3) above;

12) Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of
Certificates on such Distribution Date.

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by
Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                             RBS GREENWICH CAPITAL

  This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

                                                        Yield Tables (%)

          Class A to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                       0% CPR       12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

                    WAL (yr)              17.99         5.99          4.93         2.98          2.43         1.72
                   MDUR (yr)              15.01         5.47          4.57         2.83          2.33         1.67
                 First Prin Pay             1             1            1             1            1             1
                 Last Prin Pay             352           222          187           116           95           68
          --------------------------------------------------------------------------------------------------------------

          Class A to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                       0% CPR       12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                        18.10         6.17          5.12         3.12          2.55         1.80
          MDUR (yr)                       15.08         5.60          4.71         2.95          2.43         1.74
          First Prin Pay                    1             1            1             1            1             1
          Last Prin Pay                    479           479          479           479          479           479
          --------------------------------------------------------------------------------------------------------------

          Class B-1 to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                       0% CPR       12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                        17.99         10.16         8.45         5.38          4.64         3.59
          MDUR (yr)                       14.70         9.01          7.64         5.03          4.38         3.43
          First Prin Pay                    1             1            1             1            1             1
          Last Prin Pay                    352           222          187           116           95           68
          --------------------------------------------------------------------------------------------------------------

          Class B-1 to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                       0% CPR       12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                        18.10         10.56         8.87         5.71          4.96         3.88
          MDUR (yr)                       14.76         9.29          7.93         5.29          4.64         3.68
          First Prin Pay                    1             1            1             1            1             1
          Last Prin Pay                    479           479          479           479          479           479
          --------------------------------------------------------------------------------------------------------------

                             RBS GREENWICH CAPITAL

  This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

                                                        Yield Tables (%)

          Class B-2 to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                       0% CPR       12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                        17.99         10.16         8.45         5.38          4.64         3.59
          MDUR (yr)                       13.89         8.71          7.42         4.93          4.30         3.38
          First Prin Pay                    1             1            1             1            1             1
          Last Prin Pay                    352           222          187           116           95           68
          --------------------------------------------------------------------------------------------------------------

          Class B-2 to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                       0% CPR       12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                        18.10         10.56         8.87         5.71          4.96         3.88
          MDUR (yr)                       13.95         8.96          7.69         5.18          4.55         3.62
          First Prin Pay                    1             1            1             1            1             1
          Last Prin Pay                    479           479          479           479          479           479
          --------------------------------------------------------------------------------------------------------------

          Class B-3 to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          95-28                           0% CPR       12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                        17.99         10.16         8.45         5.38          4.64         3.59
          MDUR (yr)                       13.65         8.58          7.31         4.86          4.24         3.33
          First Prin Pay                    1             1            1             1            1             1
          Last Prin Pay                    352           222          187           116           95           68
          --------------------------------------------------------------------------------------------------------------

          Class B-3 to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          95-28                           0% CPR       12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                        18.10         10.56         8.87         5.71          4.96         3.88
          MDUR (yr)                       13.69         8.81          7.55         5.08          4.47         3.56
          First Prin Pay                    1             1            1             1            1             1
          Last Prin Pay                    479           479          479           479          479           479
          --------------------------------------------------------------------------------------------------------------

                             RBS GREENWICH CAPITAL

  This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

                           Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [3.38]% for the first Distribution Date and [10.50]% for every
Distribution Date thereafter until the first possible Optional Call Date.

(1)   Assumes MTA and One-Month LIBOR increase instantaneously to 20.00%
      beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)   Assumes proceeds from the related Yield Maintenance Agreement are included.

                             RBS GREENWICH CAPITAL

The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any  material  contained  herein.  The  information  contained  herein  will  be superseded by the  description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2004-AR8
                                 Mortgage Loans
              Preliminary Collateral Information As of June 1, 2004

TOTAL CURRENT BALANCE:                            760,021,817
TOTAL ORIGINAL BALANCE:                           763,375,197

NUMBER OF LOANS:                                        1,480

                                                                                    Minimum                     Maximum
AVG CURRENT BALANCE:                              $513,528.25                    $74,198.20               $1,497,839.99
AVG ORIGINAL AMOUNT:                              $515,794.05                   $334,000.00               $1,500,000.00

WAVG GROSS COUPON:                                      3.809%                      3.238%                    4.838%
WAVG GROSS MARGIN:                                      2.571%                      2.000%                    3.600%
WAVG MAX INT RATE:                                      9.965%                      9.950%                   13.450%
WAVG PERIODIC RATE CAP:                                 0.000%                      0.000%                    0.000%
WAVG FIRST RATE CAP:                                    0.000%                      0.000%                    0.000%

WAVG ORIGINAL LTV:                                      71.13%                       6.50%                    90.00%

WAVG FICO SCORE:                                          725                           621                         814

WAVG ORIGINAL TERM:                                       365  months                   360  months                 480  months
WAVG REMAINING TERM:                                      364  months                   329  months                 479  months
WAVG SEASONING:                                             1  months                     1  months                  31  months

WAVG NEXT RATE RESET:                                       1  months                     1  months                   1  months
WAVG RATE ADJ FREQ:                                         1  months                     1  months                   1  months
WAVG FIRST RATE ADJ FREQ:                                   1  months                     1  months                   3  months

WAVG NON-ZERO PP TERM:                                     16  months                     0  months                  36  months

TOP NEG AM LOANS CONC ($):                   100.00 %  Negative Amortization
TOP STATE CONC ($):                          64.40 %  California,  4.66 %  Florida,  3.60 %  New York
MAXIMUM ZIP CODE CONC ($):                   0.74%  92009

FIRST PAY DATE:                                                                Dec 01, 2001                Jun 01, 2004
RATE CHG DATE:                                                                 Jul 01, 2004                Jul 01, 2004
MATURE DATE:                                                                   Nov 01, 2031                May 01, 2044

The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any  material  contained  herein.  The  information  contained  herein  will  be superseded by the  description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
CURRENT BALANCE:                        Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 74,198  -100,000                                      2                171,681.01                       0.02
300,001  -400,000                                    423            154,736,301.12                      20.36
400,001  -500,000                                    459            206,498,926.05                      27.17
500,001  -600,000                                    269            148,128,130.94                      19.49
600,001  -700,000                                    194            125,790,114.91                      16.55
700,001  -800,000                                     73             53,816,754.13                       7.08
800,001  -900,000                                      7              6,094,506.34                       0.80
900,001  - 1,000,000                                  18             17,725,097.15                       2.33
 1,000,001  - 1,100,000                                5              5,355,690.80                       0.70
 1,100,001  - 1,200,000                                5              5,822,023.46                       0.77
 1,200,001  - 1,300,000                                3              3,702,225.50                       0.49
 1,300,001  - 1,400,000                                4              5,480,915.21                       0.72
 1,400,001  - 1,497,840                               18             26,699,450.37                       3.51
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
GROSS COUPON:                           Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
  3.238  -  3.249                                      9              3,921,191.60                       0.52
  3.250  -  3.499                                     37             17,701,294.31                       2.33
  3.500  -  3.749                                    600            300,049,637.45                      39.48
  3.750  -  3.999                                    633            337,833,491.25                      44.45
  4.000  -  4.249                                    193             96,786,151.92                      12.73
  4.250  -  4.499                                      6              3,022,521.03                       0.40
  4.500  -  4.749                                      1                350,894.43                       0.05
  4.750  -  4.838                                      1                356,635.00                       0.05
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
GROSS MARGIN:                           Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
  2.000  -  2.000                                      9              3,921,191.60                       0.52
  2.001  -  2.250                                     37             17,701,294.31                       2.33
  2.251  -  2.500                                    600            300,049,637.45                      39.48
  2.501  -  2.750                                    630            335,730,336.30                      44.17
  2.751  -  3.000                                    196             98,889,306.87                      13.01
  3.001  -  3.250                                      6              3,022,521.03                       0.40
  3.251  -  3.500                                      1                350,894.43                       0.05
  3.501  -  3.600                                      1                356,635.00                       0.05
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any  material  contained  herein.  The  information  contained  herein  will  be superseded by the  description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
MAX INT RATE:                           Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
  9.950  - 10.000                                  1,422            723,304,040.40                      95.17
 10.001  - 10.250                                     42             29,118,919.62                       3.83
 10.251  - 10.500                                     11              5,718,935.75                       0.75
 10.501  - 10.750                                      1                350,894.43                       0.05
 11.751  - 12.000                                      3              1,172,391.79                       0.15
 13.251  - 13.450                                      1                356,635.00                       0.05
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
PERIODIC RATE CAP:                      Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
  0.000                                            1,480            760,021,816.99                     100.00
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
FIRST RATE CAP:                         Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
  0.000                                            1,480            760,021,816.99                     100.00
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
NEG AM LIMIT:                           Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 110                                                  54             27,710,212.47                       3.65
 125                                               1,426            732,311,604.52                      96.35
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
ORIGINAL TERM:                          Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 360                                               1,417            728,390,036.34                      95.84
 480                                                  63             31,631,780.65                       4.16
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any  material  contained  herein.  The  information  contained  herein  will  be superseded by the  description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
REMAINING TERM:                         Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 329  - 336                                            1                381,083.67                       0.05
 337  - 348                                            2                791,308.12                       0.10
 349  - 360                                        1,414            727,217,644.55                      95.68
 469  - 479                                           63             31,631,780.65                       4.16
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
SEASONING:                              Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
1  -6                                              1,477            758,849,425.20                      99.85
  19  -  24                                            2                791,308.12                       0.10
  31  -  31                                            1                381,083.67                       0.05
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
NEXT RATE RESET:                        Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 1                                                 1,480            760,021,816.99                     100.00
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
RATE ADJ FREQ:                          Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
1                                                  1,480            760,021,816.99                     100.00
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
FIRST RATE ADJ FREQ:                    Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
1                                                  1,474            756,662,061.10                      99.56
3                                                      6              3,359,755.89                       0.44
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
RATE CHANGE DATE:                       Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 07/01/04                                          1,480            760,021,816.99                     100.00
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any  material  contained  herein.  The  information  contained  herein  will  be superseded by the  description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
ORIGINAL LTV:                           Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
6.50  -  10.00                                         2                724,682.60                       0.10
  10.01  -  15.00                                      1                778,265.17                       0.10
  20.01  -  25.00                                      3              1,805,853.55                       0.24
  25.01  -  30.00                                      5              3,393,562.17                       0.45
  30.01  -  35.00                                     10              7,378,484.58                       0.97
  35.01  -  40.00                                     11              5,412,015.28                       0.71
  40.01  -  45.00                                     22             15,163,362.54                       2.00
  45.01  -  50.00                                     33             23,638,994.00                       3.11
  50.01  -  55.00                                     46             27,493,288.34                       3.62
  55.01  -  60.00                                     53             33,510,451.70                       4.41
  60.01  -  65.00                                     98             61,523,863.10                       8.10
  65.01  -  70.00                                    139             70,377,620.88                       9.26
  70.01  -  75.00                                    348            172,807,623.59                      22.74
  75.01  -  80.00                                    685            326,047,172.71                      42.90
  80.01  -  85.00                                      5              2,074,321.13                       0.27
  85.01  -  90.00                                     19              7,892,255.65                       1.04
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
FICO SCORE:                             Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 621  - 640                                           41             20,898,160.03                       2.75
 641  - 660                                           50             26,126,476.48                       3.44
 661  - 680                                           83             41,416,566.42                       5.45
 681  - 700                                          257            135,017,364.27                      17.76
 701  - 720                                          258            131,905,954.03                      17.36
 721  - 740                                          224            116,091,608.64                      15.27
 741  - 760                                          217            110,332,851.51                      14.52
 761  - 780                                          207            109,391,706.78                      14.39
 781  - 800                                          124             60,797,159.00                       8.00
 801  - 814                                           19              8,043,969.83                       1.06
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
DOCUMENTATION:                          Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 Reduced Documentation                             1,030            535,160,656.35                      70.41
 Full Documentation                                  450            224,861,160.64                      29.59
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any  material  contained  herein.  The  information  contained  herein  will  be superseded by the  description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
OCCUPANCY:                              Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 Primary                                           1,375            703,497,878.90                      92.56
 Second Home                                          97             53,578,985.86                       7.05
 Non-owner                                             8              2,944,952.23                       0.39
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
PROPERTY TYPE:                          Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 Single Family                                     1,307            673,694,118.53                      88.64
 Condominium                                         151             73,563,348.56                       9.68
 Duplex                                               14              8,119,733.78                       1.07
 Triplex                                               3              1,674,654.80                       0.22
 Fourplex                                              2              1,659,062.66                       0.22
 Townhouse                                             2                861,769.56                       0.11
 Other                                                 1                449,129.10                       0.06
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
PURPOSE:                                Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 Purchase                                            686            344,665,837.59                      45.35
 Cash Out Refinance                                  598            309,847,021.35                      40.77
 Rate/Term Refinance                                 196            105,508,958.05                      13.88
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any  material  contained  herein.  The  information  contained  herein  will  be superseded by the  description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
STATES:                                 Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 Arizona                                              17              7,906,662.03                       1.04
 California                                          956            489,438,834.54                      64.40
 Colorado                                             38             19,897,092.92                       2.62
 Connecticut                                          26             15,273,860.14                       2.01
 Delaware                                              8              3,668,658.84                       0.48
 District of Columbia                                  3              1,648,714.37                       0.22
 Florida                                              61             35,448,338.91                       4.66
 Georgia                                               4              1,904,359.58                       0.25
 Idaho                                                 2              1,097,480.07                       0.14
 Illinois                                             32             16,618,118.55                       2.19
 Indiana                                               3              1,541,460.63                       0.20
 Kentucky                                              1                389,106.57                       0.05
 Maryland                                             20             10,192,142.50                       1.34
 Massachusetts                                        49             24,646,213.94                       3.24
 Michigan                                             26             12,876,944.33                       1.69
 Minnesota                                            15              6,602,350.91                       0.87
 Missouri                                              4              1,795,961.14                       0.24
 Montana                                               1                497,305.35                       0.07
 Nevada                                               15              7,619,679.01                       1.00
 New Hampshire                                         1                398,174.90                       0.05
 New Jersey                                           34             17,400,019.40                       2.29
 New York                                             53             27,329,128.80                       3.60
 North Carolina                                        5              2,462,475.64                       0.32
 Ohio                                                  7              3,630,198.82                       0.48
 Oregon                                                3              1,332,646.81                       0.18
 Pennsylvania                                          6              2,612,543.09                       0.34
 Rhode Island                                          2                938,497.37                       0.12
 South Carolina                                        3              1,995,265.36                       0.26
 Texas                                                 8              4,072,371.12                       0.54
 Utah                                                  8              5,186,362.68                       0.68
 Virginia                                             35             16,946,217.55                       2.23
 Washington                                           33             16,185,510.57                       2.13
 Wisconsin                                             1                469,120.55                       0.06
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================

The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any  material  contained  herein.  The  information  contained  herein  will  be superseded by the  description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                               Principal Balance         Principal Balance
                                           Number of           Outstanding as of         Outstanding as of
NORTH/SOUTH CA BREAKOUT:                Mortgage Loans         the Cut-off Date           the Cut-off Date
-----------------------------------    ------------------    ----------------------    -----------------------
 CA-NORTH                                            430            216,985,321.24                      28.55
 CA-SOUTH                                            526            272,453,513.30                      35.85
 OUTSIDE CA                                          524            270,582,982.45                      35.60
-----------------------------------    ------------------    ----------------------    -----------------------
Total                                              1,480            760,021,816.99                     100.00
===================================    ==================    ======================    =======================